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                                                                    EXHIBIT 99.1

                              MANAGEMENT AGREEMENT

         This Management Agreement (this "Agreement") is entered into as of the 17th day of April, 2003, by and between American Media, Inc., a Delaware corporation (the "Company"), THL Managers V, LLC, a Delaware limited liability company ("THL"), and Evercore Advisors L.P., a Delaware limited partnership ("Evercore" and, together with THL, the "Sponsors").

         WHEREAS, certain affiliates of THL and Evercore have provided equity financing to the Company's parent, EMP GROUP L.L.C., a Delaware limited liability company ("Holdings"), pursuant to that certain Contribution Agreement dated as of February 24, 2003, by and among EMP Merger Corporation, a Delaware corporation ("Merger Corp"), certain affiliates of THL and Evercore, David J. Pecker, the persons listed on the signatures pages thereto and those persons which become parties thereto upon execution and delivery of an Instrument of Accession pursuant to Section 1.3 thereof, and that certain Merger Agreement dated as of February 24, 2003 by and between Holdings and Merger Corp (the "Merger Agreement").

         WHEREAS, the Sponsors have staff specifically skilled in corporate finance, strategic corporate planning, and other management skills and advisory services.

         WHEREAS, the Company will require the Sponsors' special skills and management advisory services in connection with its business operations and execution of its strategic plan.

         WHEREAS, the Sponsors are willing to provide such skills and services to the Company.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Services. Each Sponsor, severally and not jointly, hereby agrees that if during the term of this Agreement (the "Term") the Company reasonably and specifically requests that the Sponsors provide the services set forth below and the Sponsors agree to provide such services, the Sponsors or one of their affiliates will provide the following services to the Company and its subsidiaries:

         (a) advice in connection with the negotiation and consummation of agreements, contracts, documents and instruments related to the Company's finances or relationships with banks or other financial institutions;

         (b) advice with respect to the development and implementation of strategies for improving the operating, marketing and financial performance of the Company, and other senior management matters related to the business, administration and policies of the Company; or

         (c) advice concerning such management matters that relate to proposed mergers, acquisitions, dispositions, recapitalizations, issuances of securities, financings or other similar transactions.

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         No Sponsor shall have any obligation to the Company as to the method or timing of services rendered hereunder, and the Company shall not have any right to dictate or direct the details of the performance of services by the Sponsors rendered hereunder.

         The parties hereto expressly acknowledge that the services to be performed hereunder by the Sponsors shall not include investment banking or other financial advisory services rendered by any Sponsor or its affiliates to the Company in connection with any specific acquisition, divestiture, refinancing or recapitalization by the Company or any of its subsidiaries for which any such Sponsor providing such service may be entitled to receive additional compensation by mutual agreement of the Company or its subsidiary and the applicable Sponsor. This Agreement shall in no way prohibit a Sponsor or any of its affiliates or any of their respective partners (both general and limited), members (both managing and otherwise), officers, directors, employees, agents or representatives from engaging in other activities, whether or not competitive with any business of the Company of any of its affiliates.

         The Company hereby agrees to continue to provide to each director serving on the Company's Board of Directors designated by the Sponsors and their affiliates and each Manager serving on Holding's Board of Managers designated by the Sponsors and their affiliates board materials and information with respect to the Company in accordance with past practice.

         2. Payment of Fees. In exchange for each Sponsor's arrangement of the equity financing and agreement to provide the services set forth herein, the Company hereby agrees to pay to each Sponsor (or its designee) the following fees:

         (a) a transaction fee in connection with the transactions contemplated in the Merger Agreement payable at Closing (as defined in the Merger Agreement) of $6,000,000; and

         (b) a management fee equal to $1,000,000 per year, payable annually in advance at the Closing and on each subsequent anniversary of the Closing until the termination of this Agreement in accordance with Section 3 below.

         Each payment made pursuant to this Section 2 shall be paid by wire transfer of immediately available funds to the accounts specified on Exhibit A attached hereto, or to such other account(s) as each Sponsor may specify in writing to the Company. The Company hereby agrees to provide written notification to each Co-Investor (as defined in the Merger Agreement) of any amendment to Section 2(b) hereof.

         3. Term. This Agreement shall be effective as of the date hereof and shall continue in full force and effect, unless and until (a) terminated by a Sponsor (with respect to itself and not any other Sponsor) upon thirty (30) days notice to the Company and the other Sponsor, (b) terminated upon the mutual consent of the Sponsors upon thirty (30) days notice to the Company, (c) terminated automatically, with respect to a particular Sponsor, on the date which such Sponsor and its affiliates no longer beneficially owns at least twenty percent (20%) of the equity securities of Holdings acquired by it pursuant to the Merger Agreement, or (d) terminated by a Sponsor (with respect to itself and not any other Sponsor) upon the consummation of any public offering of the equity securities of the Company or Holdings, or any change in law after the date of this Agreement (each an "Adverse Event") which, in the mutual determination of such Sponsor and a majority of Holding's Board of Directors, causes the existence of this Agreement to (i) render any director

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designated by such Sponsor as an "interested" or otherwise not an "independent"
director, (ii) adversely affect such Sponsor's right to designate a Person or Persons (as defined below) to serve on the Company's Board of Directors, or
(iii) affect the ability of a Person who has been designated by such Sponsor to serve on the Company's Board of Directors to perform his duties as a director. Upon any termination of this Agreement, each of (A) the obligations of the Company under Section 4 below, (B) any and all owed and unpaid obligations of the Company under Section 2 above and (C) the provisions of Section 7 shall survive any termination of this Agreement to the maximum extent permitted under applicable law. In the event that a Sponsor terminates this Agreement in accordance with clause (d) above of this Section, the Company agrees to pay such Sponsor a cash lump-sum termination fee equal to the net present value of the fees that would have been payable to such Sponsor (but for the termination hereof) pursuant to Section 2 hereof for a period of seven (7) years from the date of such termination calculated using a discount rate equal to the ten-year treasury rate on the date of such termination. Such termination fee shall be payable by wire transfer of immediately available funds within ten (10) days after the date of termination to the account specified on Exhibit A attached hereto, or to such other account(s) as such Sponsor may specify in writing to the Company. As used herein, the term "Person" shall be construed in the broadest sense and means and includes a natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal.

         4.     Expenses; Indemnification.

         (a) Expenses. In addition to the fees set forth in Section 2 hereof, the Company agrees to pay on demand all costs and expenses incurred by the Sponsors and their affiliates or any of them in connection with this Agreement, including but not limited to the fees and disbursements of Weil, Gotshal & Manges LLP, counsel to THL, and Simpson Thacher & Bartlett, counsel to Evercore, and any other consultants or advisors retained by the Sponsors or their respective counsel arising in connection therewith, including but not limited to the preparation, negotiation and execution of this Agreement, the performance of services hereunder (including, without limitation, fees and expenses of independent professionals, research, transportation and per diem costs; provided, however, that neither Sponsor (and their affiliates) shall incur expenses with respect to private aircrafts in connection with the performance of services hereunder in excess of $150,000 per annum), or the transactions contemplated hereby.

         (b) Indemnity and Liability. The Company will indemnify and hold harmless each Sponsor, its affiliates and their respective partners (both general and limited), members (both managing and otherwise), officers, directors, employees, agents and representatives (each such Person being an "Indemnified Party") from and against any and all losses, claims, damages and liabilities, whether joint or several, expenses of any nature (including reasonable attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative, arbitral or investigative, in which an Indemnified Party was involved or may be involved, or threatened to be involved, as a party or otherwise (the "Liabilities"), related to, arising out of or in connection with the advisory and consulting services contemplated by this Agreement or the engagement of each Sponsor pursuant to, and the performance by each Sponsor of the services contemplated by, this Agreement, and any other action taken by an Indemnified Party on behalf of the Company, whether

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or not pending or threatened, and any other action taken by an Indemnified Party on behalf of the Company, whether or not resulting in any liability and whether or not such action, claim, suit, investigation or proceeding is initiated or brought by the Company. The Company will reimburse any Indemnified Party for all reasonable costs and expenses (including reasonable attorneys' fees and expenses) as they are incurred in connection with investigating, preparing, pursuing, defending or assisting in the defense of any action, claim, suit, investigation or proceeding for which the Indemnified Party would be entitled to indemnification under the terms of the previous sentence, or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto, provided that, subject to the following sentence, the Company shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment. Any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense, and in any action, claim, suit, investigation or proceeding in which both the Company and/or one or more of its subsidiaries, on the one hand, and an Indemnified Party, on the other hand, is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the expense of the Company and to control its own defense of such action, claim, suit, investigation or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Company, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. The Company agrees that it will not, without the prior written consent of the applicable Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, suit, investigation, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the applicable Indemnified Party and each other Indemnified Party from all liability arising or that may arise out of such claim, suit, investigation, action or proceeding. Provided the Company is not in breach of its indemnification obligations hereunder, no Indemnified Party shall settle or compromise any claim subject to indemnification hereunder without the consent of the Company. The Company will not be liable under the foregoing indemnification provision with respect to any Indemnified Party, to the extent that any loss, claim, damage, liability, cost or expense is determined by a court, in a final judgment from which no further appeal may be taken, to have resulted primarily from the gross negligence or willful misconduct by an Indemnified Party. If an Indemnified
Party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted primarily from the gross negligence or willful misconduct of such Indemnified Party.

         The Company agrees that if any indemnification sought by any Indemnified Party pursuant to this Section 4 is unavailable for any reason or is insufficient to hold the Indemnified Party harmless against any Liabilities referred to herein, then the Company shall contribute to the Liabilities for which such indemnification is held unavailable or insufficient in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Company, on the one hand, and the Indemnified Party, on the other hand, in connection with the transactions which gave rise to such Liabilities or, if such allocation is not permitted by applicable law, not only such relative benefits but also the relative faults of the Company, on the one hand, and the Indemnified Party, on the other hand, as well as any other equitable considerations, subject to the limitation that in any event the aggregate contribution by the Indemnified Parties to all Liabilities with respect to which contribution is available hereunder shall not exceed the fees actually received by the Sponsors in connection with the transaction which gave rise to such Liabilities (excluding any amounts paid as reimbursement of expenses).

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         5.     Assignment, etc. Except as provided below, neither the Company nor the Sponsors shall have the right to assign this Agreement. Each Sponsor acknowledges that its services under this Agreement are unique. Accordingly, any purported assignment by any Sponsor shall be void. Notwithstanding the foregoing, any Sponsor may assign all or part of its rights and obligations hereunder to (a) any affiliate of such Sponsor which provides services similar to those called for by this Agreement, or (b) to the other Sponsor. In the event of an assignment in accordance with clause (b) above of this Section, such assigning Sponsor shall be released from all of its rights and obligations hereunder.

         6. Amendments and Waivers. No amendment or waiver of any term, provision or condition of this Agreement shall be effective, unless in writing and executed by each Sponsor and the Company. No waiver on any one occasion shall extend to or effect or be construed as a waiver of any right or remedy on any future occasion. No course of dealing of any Person nor any delay or omission in exercising any right or remedy shall constitute an amendment of this Agreement or a waiver of any right or remedy of any party hereto.

         7.     Miscellaneous.

         (a) Choice of Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

         (b) Consent to Jurisdiction. Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of the State of New York. Each of the parties hereto by execution hereof (i) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of New York for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 10 is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 10 does not constitute good and sufficient service of process. The provisions of this Section 7(b) shall not restrict the ability of any party to enforce in any court any judgment obtained in a federal or state court of the State of New York.

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         (c)    Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE
LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT, OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, CAUSE OF ACTION, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. Each of the parties hereto acknowledges that it has been informed by each other party that the provisions of this Section 7(c) constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby. Any of the parties hereto may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of each of the parties hereto to the waiver of its right to trial by jury.

         8. Independent Contractor. The parties agree and understand that each Sponsor is and shall act as an independent contractor of the Company in the performance of its duties hereunder. Each Sponsor is not, and in the performance of its duties hereunder will not hold itself out as, an employee, agent or partner of the Company.

         9. Merger/Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior communication or agreement with respect thereto.

         10. Notice. All notices, demands, and communications of any kind which any party may require or desire to serve upon any other party under this Agreement shall be in writing and shall be served upon such other party and such other party's copied persons as specified below by personal delivery to the address set forth for it below or to such other address as such party shall have specified by notice to each other party or by mailing a copy thereof by certified or registered mail, or by Federal Express or any other reputable overnight courier service, postage prepaid, with return receipt requested, addressed to such party and copied persons at such addresses. In the case of service by personal delivery, it shall be deemed complete on the first business day after the date of actual delivery to such address. In case of service by mail or by overnight courier, it shall be deemed complete, whether or not received, on the third day after the date of mailing as shown by the registered or certified mail receipt or courier service receipt. Notwithstanding the foregoing, notice to any party or copied Person of change of address shall be deemed complete only upon actual receipt by an officer or agent of such party or copied person.

         If to the Company, to it at:

                American Media, Inc.
                5401 Northwest Broken Sound Blvd.
                Boca Raton, FL  33487
                Attn:   Michael B. Kahane
                Telecopier: (561) 989-1224

         If to THL, to it at:

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                THL Managers V, LLC
                c/o Thomas H. Lee Company
                75 State Street
                Boston, MA 02109
                Attention:  Mr. Anthony J. DiNovi
                            Mr. Soren Oberg
                Telecopier: (617) 227-3514

         with a copy to:

                Weil, Gotshal & Manges LLP
                101 Federal Street
                Boston, Massachusetts 02110
                Attention:  James Westra, Esq.
                Telecopier: (617) 772-8333

         If to Evercore, to it at:

                Evercore Advisors L.P.
                65 East 55th Street
                New York, NY 10022
                Attention:  Mr. Neeraj Mital
                            Mr. Saul Goodman
                Telecopier: (212) 857-3152

         With a copy to:

                Simpson Thacher & Bartlett
                3330 Hillview Avenue
                Palo Alto, California 94304
                Attention:  Richard Capelouto, Esq.
                Telecopier: (650) 251-5002

         11. Severability. If in any judicial or arbitral proceedings a court or arbitrator shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for the purpose of such proceedings to the extent necessary to permit the remaining provisions to be enforced. To the full extent, however, that the provisions of any applicable law may be waived, they are hereby waived to the end that this Agreement be, deemed to be a valid and binding agreement enforceable in accordance with its terms, and in the event that any provision hereof shall be found to be invalid or unenforceable, such provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent consistent with and possible under applicable law.

         12. Counterparts. This Agreement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

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         13.    Headings. All descriptive headings in this Agreement are
inserted for convenience only and shall be disregarded in construing or applying any provision of this Agreement.

         14. Prevailing Party. If any legal action or other proceedings is brought for a breach of this Agreement or any of the warranties herein, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in bringing such action or proceeding, in addition to any other relief to which such party may be entitled.

         15. Sponsors. Any reference herein to action to be taken by "the Sponsors" or consent to be granted by "the Sponsors" shall require the action or consent, as the case may be, of each of THL and Evercore.

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         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf as an instrument under seal as of the date first above written by its officer or representative thereunto duly authorized.

                                            AMERICAN MEDIA, INC.

                                            By: /s/ David J. Pecker
                                                ----------------------------
                                                Name: David J. Pecker
                                                Title: Chief Executive Officer

                                            THL MANAGERS V, LLC

                                            By: Thomas H. Lee Partners, L.P.,
                                                  its Managing Member

                                            By: /s/ Anthony J. DiNovi
                                                ----------------------------
                                                Name: Anthony J. DiNovi
                                                Title: Managing Director

                                            EVERCORE ADVISORS L.P.

                                            By: Evercore Advisors L.L.C.

                                            By: /s/ Saul Goodman
                                                ----------------------------
                                                Name: Saul Goodman
                                                Title: Managing Member